Exhibit 99.1

Lucas Energy, Inc. Announces Name Change To Camber Energy, Inc. And Commencement Of Trading Under Symbol "CEI"

Company adds two executives to senior management team

HOUSTON, Jan. 4, 2017 /PRNewswire/ -- Lucas Energy, Inc. (NYSE MKT: LEI) ("Lucas") today announced that it will change its name to Camber Energy, Inc., effective January 5, 2017, to more accurately reflect the Company's strategic shift from its Austin Chalk and Eagleford roots to an expanding addition of shallow oil and gas reserves with longer-lived, lower-risk production profiles. The Company's ticker symbol will be changed to "CEI" under which it will begin trading on the NYSE MKT exchange upon the morning of the same date, January 5, 2017.

To further the Company's growth strategy, Camber has retained the services of Thomas E. Hardisty as Senior Vice President of Land & Business Development and J. Mark Bunch as Senior Vice President of Engineering & Operations. Mr. Hardisty brings over 30 years of oil industry experience to our team as a Petroleum Land Management professional, and Mr. Bunch is a Petroleum Engineer with more than 35 years of operational & managerial experience in oil & gas exploration, development, and acquisitions.

About Camber Energy, Inc.

Based in Houston, Texas, Camber Energy (NYSE MKT: CEI) is a growth-oriented, independent oil and gas company engaged in the development of crude oil and natural gas in the Austin Chalk and Eagle Ford formations in south Texas, the Permian Basin in west Texas, and the Hunton formation in central Oklahoma.

Safe Harbor Statement and Disclaimer

This news release includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward looking words including "may," "will," "expect," "anticipate," "estimate," "hope," "plan," "believe," "predict," "envision," "if," "intend," "would," "probable," "project," "forecasts," "outlook," "aim," "might," "likely" "positioned," "strategy," "continue," "potential," "ensure," "should," "confident," "could" and similar words and expressions, and the negative thereof, and certain of the other foregoing statements may be deemed forward-looking statements. Although Camber Energy believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release, including our ability to integrate and realize the benefits expected from the Segundo acquisition and future acquisitions that we may complete; the availability of funding and the terms of such funding; our growth strategies; anticipated trends in our business; our ability to repay outstanding loans and satisfy our outstanding liabilities; our liquidity and ability to finance our exploration, acquisition and development strategies; market conditions in the oil and gas industry; the timing, cost and procedure for future acquisitions; the impact of government regulation; estimates regarding future net revenues from oil and natural gas reserves and the present value thereof; legal proceedings and/or the outcome of and/or negative perceptions associated therewith; planned capital expenditures (including the amount and nature thereof); increases in oil and gas production; changes in the market price of oil and gas; changes in the number of drilling rigs available; the number of wells we anticipate drilling in the future; estimates, plans and projections relating to acquired properties; the number of potential drilling locations; our financial position, business strategy and other plans and objectives for future operations; and other risks described in Camber Energy's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available on its website or at http://www.sec.gov.

Contacts:
Carol Coale / Ken Dennard
Dennard • Lascar Associates LLC
(713) 529-6600
ccoale@dennardlascar.com